UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

Investment Company Act file number 811-0523

                          THE DREYFUS FUND INCORPORATED
                (Exact name of Registrant as specified in charter)


                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (212) 922-6832


Date of fiscal year end:   12/31

Date of reporting period:  06-30-03

                                  FORM N-CSR

ITEM 1.     REPORTS TO STOCKHOLDERS.

THE DREYFUS FUND
INCORPORATED

SEMIANNUAL REPORT June 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Securities Sold Short

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                               The Dreyfus Fund

                                                                   Incorporated

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for The Dreyfus Fund Incorporated covers the six-month period from January 1, 2003, through June 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Douglas D. Ramos, CFA, and Hilary R. Woods, CFA.

The first half of 2003 was a time of long-awaited recovery for the U.S. stock market. Despite continued volatility leading up to the war in Iraq, stocks began to rally as the fighting wound down and investors turned their attention back to the prospects for the U.S. economy. Apparently, they liked what they saw. Despite current economic weakness, investors appear to be focused on the possibility of better economic times ahead.

If these trends persist, 2003 could mark the first positive calendar year for stocks since 1999. In our view, investors who have the potential to benefit most are those who steadfastly maintained their equity exposure during the bear market. In contrast, we believe investors who avoided stocks may have missed the market' s recent gains, a timely reminder that patience, discipline and a long-term perspective are fundamental principles that may lead to successful investing.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2003




DISCUSSION OF FUND PERFORMANCE

Douglas D. Ramos, CFA, and Hilary R. Woods, CFA,  Portfolio Managers

How did The Dreyfus Fund Incorporated perform relative to its benchmark?

For the six-month period ended June 30, 2003, the fund's total return was 10.20%. (1) For the same period, the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the portfolio's benchmark, was 11.75%.(2)

We attribute these results to a pronounced surge in stock prices during the second half of the reporting period. Decisive military action in Iraq and improving prospects for U.S. economic growth prompted a positive shift in investor sentiment, driving the upturn in stock prices. The fund largely participated in the market's rise, enjoying positive contributions from holdings in a wide range of industry groups. However, weaker than average returns in a few areas and a small percentage of assets allocated to cash undermined returns compared to the S&P 500 Index.

What is the fund's investment approach?

The fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal. To pursue these goals, the fund primarily invests in common stocks issued by U.S. companies, including, to a limited degree, those issued in initial public offerings. The fund may invest up to 20% of its assets in foreign securities.

When choosing stocks, the fund focuses on large-capitalization companies with strong positions in their industries and a catalyst that can trigger a price increase. The portfolio managers use fundamental analysis to create a broadly diversified core portfolio composed of growth stocks, value stocks and stocks that exhibit characteristics of both investment styles. The managers select stocks based on:

* VALUE, or how a stock is priced relative to its perceived intrinsic worth;

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

*    GROWTH, in this case the sustainability or growth of earnings or cash flow;
     and

*    FINANCIAL PROFILE, which measures the financial health of the company.

The fund typically sells a security when the portfolio managers believe that there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued, the company has lost favor in the current market or economic environment, or a more attractive opportunity has been identified.

What other factors influenced the fund's performance?

Performance benefited from the fund' s emphasis on stocks that appeared well-positioned for a gradually improving economy. Among financial stocks, the fund de-emphasized banks, focusing instead on financial market makers such as J.P. Morgan Chase, mortgage lenders such as Countrywide Financial, and diversified financial institutions such as Citigroup. Such holdings produced stronger returns than the benchmark's financial component.

In other areas, strong individual stock selections boosted performance relative to the benchmark. Teva Pharmaceutical Industries, a global drug developer not included in the S&P 500 Index, proved to be one of the fund's best performers. Medical equipment makers such as Becton Dickinson, and insurers such as Anthem also contributed above-average returns in health care. In materials and processing, Barrick Gold rose sharply in response to increasing gold prices, while a variety of other commodities-related holdings benefited from favorable supply-and-demand dynamics.

The fund' s relatively good performance in the areas cited above was offset by weaker than average performance in other areas. In particular, our relatively light exposure to consumer discretionary stocks hurt as interest rates continued to fall during the reporting period, helping the sector to outperform the benchmark. While the fund' s technology holdings posted double-digit returns, these gains fell short of the returns registered by the benchmark's technology group, which included several high-flying speculative stocks that, in our view, have poor underlying business fundamentals. Individual holdings in other areas also hurt the fund' s performance. Most notably, Kraft Foods declined when the company revealed unexpectedly high pension-related costs.

What is the fund's current strategy?

As of the end of the reporting period, we believe the U.S. economy appears poised for continued, albeit slow, growth. Furthermore, we see little likelihood that interest rates, currently near historical lows, will decline much further. Accordingly, our disciplined investment process has led us to emphasize technology, energy and materials and processing stocks, which we believe are likely to benefit from these trends. We have de-emphasized the consumer discretionary, consumer staples and financial groups, which we believe are poorly positioned for the current stage of the economic cycle.

July 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAINS DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund



June 30, 2003 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--100.9%                                                                            Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER DISCRETIONARY--11.1%

AOL Time Warner                                                                                 960,000  (a)          15,446,400

Best Buy                                                                                        100,000  (a)           4,392,000

Carnival                                                                                        150,000  (b)           4,876,500

Clear Channel Communications                                                                    200,000  (a)           8,478,000

Comcast, Cl. A                                                                                  235,000  (a)           7,092,300

Comcast, Special Cl. A                                                                          150,000  (a,b)         4,324,500

Disney (Walt)                                                                                   540,000               10,665,000

General Motors                                                                                  125,000                4,500,000

Home Depot                                                                                      385,000               12,751,200

Kohl's                                                                                           85,000  (a)           4,367,300

Lamar Advertising                                                                               115,000  (a)           4,049,150

Liberty Media                                                                                   888,000  (a)          10,265,280

McDonald's                                                                                      575,000               12,684,500

SK Equity Fund, L.P. (Units)                                                                      7.818  (a,d)        18,307,227

Staples                                                                                         250,000  (a)           4,587,500

Starwood Hotels & Resorts Worldwide                                                             185,000                5,289,150

Target                                                                                          200,000                7,568,000

Viacom, Cl. B                                                                                   325,000  (a)          14,189,500

                                                                                                                     153,833,507

CONSUMER STAPLES--10.3%

Altria Group                                                                                    420,000               19,084,800

Anheuser-Busch Cos.                                                                              85,000                4,339,250

Archer-Daniels-Midland                                                                          330,000                4,247,100

Clorox                                                                                           90,000                3,838,500

Coca-Cola                                                                                       450,000               20,884,500

Gillette                                                                                        260,000                8,283,600

Kimberly-Clark                                                                                   80,000                4,171,200

Kroger                                                                                          255,000  (a)           4,253,400

PepsiCo                                                                                         375,000               16,687,500

Procter & Gamble                                                                                180,000               16,052,400

Wal-Mart Stores                                                                                 675,000               36,227,250

Walgreen                                                                                        155,000                4,665,500

                                                                                                                     142,735,000


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY--7.2%

Apache                                                                                           99,750                6,489,735

Baker Hughes                                                                                    250,000                8,392,500

ChevronTexaco                                                                                   160,000               11,552,000

Devon Energy                                                                                    225,000               12,015,000

Exxon Mobil                                                                                   1,100,000               39,501,000

GlobalSantaFe                                                                                   275,000                6,418,500

Halliburton                                                                                     150,000                3,450,000

Schlumberger                                                                                    250,000               11,892,500

                                                                                                                      99,711,235

FINANCE--20.0%

ACE                                                                                             126,000                4,320,540

American Express                                                                                511,000               21,364,910

American International Group                                                                    632,886               34,922,648

Bank of America                                                                                 200,000               15,806,000

Bank of New York                                                                                200,000                5,750,000

Bank One                                                                                        150,000                5,577,000

Citigroup                                                                                       885,000               37,878,000

Countrywide Financial                                                                            99,000                6,887,430

Federal Home Loan Mortgage                                                                      202,000               10,255,540

Federal National Mortgage Assoication                                                           194,000               13,083,360

Fifth Third Bancorp                                                                              80,000                4,587,200

FleetBoston Financial                                                                           140,000                4,159,400

GE Investment Private Placement I, L.P. (Units)                                                   1.366  (a,d)         1,000,000

Goldman Sachs Group                                                                              48,000                4,020,000

HSBC Holdings, ADR                                                                              109,674                6,482,830

J.P. Morgan Chase & Co.                                                                         278,000                9,502,040

MBNA                                                                                            421,000                8,773,640

Marsh & McLennan Cos.                                                                           228,000               11,643,960

Morgan Stanley                                                                                  346,000               14,791,500

St. Paul Cos.                                                                                   201,900                7,371,369

Travelers Property Casualty, Cl. A                                                              668,786               10,633,698

Travelers Property Casualty, Cl. B                                                               54,034                  852,116

U.S. Bancorp                                                                                    450,000               11,025,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
FINANCE (CONTINUED)

Wachovia                                                                                        275,000               10,989,000

Wells Fargo                                                                                     335,000               16,884,000

                                                                                                                     278,561,181

HEALTH CARE--15.3%

Abbott Laboratories                                                                             175,000                7,658,000

Allergan                                                                                         54,000                4,163,400

Amgen                                                                                           216,200  (a)          14,364,328

Anthem                                                                                           88,000  (a)           6,789,200

Bard (C.R.)                                                                                      63,000                4,492,530

Becton, Dickinson & Co.                                                                         149,000                5,788,650

Biovail                                                                                         145,000  (a)           6,823,700

Bristol-Myers Squibb                                                                            259,000                7,031,850

Johnson & Johnson                                                                               349,000               18,043,300

Eli Lilly & Co.                                                                                 156,800               10,814,496

Galen Partners II, L.P. (Units)                                                                   2.020  (d)           1,370,124

Medtronic                                                                                       209,000               10,025,730

Merck & Co.                                                                                     451,000               27,308,050

Novartis, ADR                                                                                   168,000                6,688,080

Pfizer                                                                                        1,124,100               38,388,015

Teva Pharmaceutical Industries, ADR                                                             216,000               12,296,880

WellPoint Health Networks                                                                       184,000  (a)          15,511,200

Wyeth                                                                                           333,000               15,168,150

                                                                                                                     212,725,683

INDUSTRIALS--10.2%

Boeing                                                                                          135,000                4,633,200

Burlington Northern Santa Fe                                                                    125,000                3,555,000

Caterpillar                                                                                     113,000                6,289,580

Danaher                                                                                          80,000                5,444,000

Deere & Co.                                                                                     175,000                7,997,500

Dover                                                                                           175,000                5,243,000

Emerson Electric                                                                                135,000                6,898,500

General Electric                                                                              1,560,000               44,740,800

Illinois Tool Works                                                                              65,000                4,280,250

Lockheed Martin                                                                                 145,000                6,897,650

Northrop Grumman                                                                                 80,000                6,903,200


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIALS (CONTINUED)

Raytheon                                                                                        220,000                7,224,800

3M                                                                                               65,000                8,383,700

Tyco International                                                                              305,000                5,788,900

Union Pacific                                                                                    70,000                4,061,400

United Technologies                                                                             100,000                7,083,000

Waste Management                                                                                235,000                5,661,150

                                                                                                                     141,085,630

INFORMATION TECHNOLOGY--18.3%

Accenture                                                                                       393,600  (a)           7,120,224

Applied Materials                                                                               437,000  (a)           6,930,820

Cisco Systems                                                                                 1,145,003  (a)          19,110,100

Dell Computer                                                                                   514,000  (a)          16,427,440

EMC                                                                                             842,700  (a)           8,823,069

First Data                                                                                      240,000                9,945,600

Hewlett-Packard                                                                                 320,645                6,829,739

Intel                                                                                           996,000               20,700,864

International Business Machines                                                                 263,000               21,697,500

Linear Technology                                                                               186,000                5,991,060

Microsoft                                                                                     1,909,000               48,889,490

Motorola                                                                                        749,000                7,063,070

Nokia Oyj, ADR                                                                                  415,000                6,818,450

Novellus Systems                                                                                301,000  (a,b)        11,022,921

NVIDIA                                                                                          301,000  (a)           6,926,010

Oracle                                                                                        1,166,800  (a)          14,024,936

SAP, ADR                                                                                        228,000                6,662,160

Teradyne                                                                                        294,500  (a)           5,097,795

VeriSign                                                                                        495,000  (a)           6,845,850

Veritas Software                                                                                402,000  (a)          11,525,340

Xilinx                                                                                          246,000  (a)           6,226,260

                                                                                                                     254,678,698

MATERIALS--3.6%

Alcan                                                                                           130,000                4,067,700

Alcoa                                                                                           280,000                7,140,000

Barrick Gold                                                                                    320,000                5,728,000

BHP Billiton, ADR                                                                                87,500                1,014,125

                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
MATERIALS (CONTINUED)

du Pont (E.I.) de Nemours                                                                       130,000                5,413,200

International Paper                                                                             150,000                5,359,500

Phelps Dodge                                                                                    155,000  (a)           5,942,700

PPG Industries                                                                                  100,000                5,074,000

Praxair                                                                                          71,000                4,267,100

Weyerhaeuser                                                                                    120,000                6,480,000

                                                                                                                      50,486,325

TELECOMMUNICATION SERVICES--3.0%

BellSouth                                                                                       388,400               10,343,093

SBC Communications                                                                              618,288               15,797,258

Telefonos de Mexico, ADR                                                                        229,000                7,195,180

Verizon Communications                                                                          213,000                8,402,850

                                                                                                                      41,738,381

UTILITIES--1.9%

Exelon                                                                                          144,000                8,612,640

FPL Group                                                                                       103,000                6,885,550

Progress Energy                                                                                  98,000                4,302,200

TXU                                                                                             317,000                7,116,650

                                                                                                                      26,917,040

TOTAL COMMON STOCKS
   (cost $1,262,133,299)                                                                                           1,402,472,680
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--.4%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

1.14%, 7/10/2003                                                                              2,900,000  (c)           2,899,478

1.00%, 8/14/2003                                                                                150,000                  149,859

..80%, 9/11/2003                                                                               2,500,000                2,495,850

..79%, 9/25/2003                                                                                 390,000  (c)             389,228

TOTAL SHORT-TERM INVESTMENTS
   (cost $5,934,254)                                                                                                   5,934,415


INVESTMENT OF CASH COLLATERAL

   FOR SECURITIES LOANED--.2%                                                                    Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund
   (cost $2,767,034)                                                                          2,767,034                2,767,034
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,270,834,587)                                                          101.5%            1,411,174,129

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (1.5%)             (20,707,858)

NET ASSETS                                                                                       100.0%            1,390,466,271

(A)  NON-INCOME PRODUCING.

(B)  A PORTION OF THESE  SECURITIES  ARE ON LOAN.  AT JUNE 30,  2003,  THE TOTAL
     MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $2,673,604  AND THE TOTAL
     MARKET VALUE OF THE COLLATERAL HELD BY THE PORTFOLIO IS $2,767,034.

(C)  PARTIALLY HELD BY BROKER AS COLLATERAL FOR OPEN SHORT POSITIONS.

(D)  SECURITIES  RESTRICTED  AS  TO  PUBLIC  RESALE.  INVESTMENT  IN  RESTRICTED
     SECURITIES  WITH  AGGREGATE   MARKET  VALUE  OF  $20,677,351   REPRESENTING
     APPROXIMATELY 1.49% OF NET ASSETS (SEE BELOW).


                                                                                                     Net
                                                          Acquistion     Purchase               Assets
Issuer                                                         Date     Price ($)*                (%)             Valuation ($)**
------------------------------------------------------------------------------------------------------------------------------------

GE Investment Private Placement
     Partners I, L.P. (Units)                      5/28/91--9/13/95     3,435,449                 .07           732,064 per unit

Galen Partners II, L.P. (Units)                     1/28/93--1/3/97       678,279                 .10           678,279 per unit

SK Equity Fund, L.P. (Units)                       2/6/92--10/30/96       941,315                1.32         2,341,677 per unit

(*)  AVERAGE COST.

(**) THE VALUATION OF THESE  SECURITIES HAS BEEN  DETERMINED IN GOOD FAITH UNDER
     THE DIRECTION OF THE BOARD OF DIRECTORS.


SEE NOTES FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF SECURITIES SOLD SHORT

June 30, 2003 (Unaudited)

COMMON STOCKS                                           Shares        Value ($)
--------------------------------------------------------------------------------

Teva Pharmaceutical, ADR

   (proceeds $2,537,901)                                68,000     3,871,240

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2003 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   (including securities loaned
        valued at $2,673,604)--Note 1(c)            1,270,834,587  1,411,174,129

Receivable for investment securities sold                              5,365,263

Receivable from brokers for
proceeds on securities sold short                                      2,537,901

Dividends and interest receivable                                      1,475,283

Receivable for shares of Common Stock subscribed                           3,243

Prepaid expenses                                                          49,433

                                                                   1,420,605,252
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           920,495

Cash overdraft due to Custodian                                       3,735,239

Payable for investment securities purchased                          18,149,928

Securities sold short, at value (proceeds $2,537,901)
  --See Statement of Securities Sold Short                            3,871,240

Liability for securities loaned--Note 1(c)                            2,767,034

Payable for shares of Common Stock redeemed                             405,714

Accrued expenses                                                        289,331

                                                                     30,138,981
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,390,466,271
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,373,628,802

Accumulated undistributed investment income--net                      2,076,099

Accumulated net realized gain (loss) on investments                (124,244,833)

Accumulated net unrealized appreciation
  (depreciation) on investments                                     139,006,203
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,390,466,271
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $1 par value Common Stock authorized)        164,206,559

NET ASSET VALUE, offering and redemption price per share ($)               8.47

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $36,434 foreign taxes withheld at source)    10,559,454

Interest                                                               314,942

Income on securities lending                                            21,114

TOTAL INCOME                                                        10,895,510

EXPENSES:

Management fee--Note 3(a)                                            4,267,757

Shareholder servicing costs--Note 3(a)                                 572,653

Prospectus and shareholders' reports                                    52,260

Professional fees                                                       46,005

Custodian fees--Note 3(a)                                               37,913

Registration fees                                                       14,010

Directors' fees and expenses--Note 3(b)                                 11,284

Dividends on securities sold short                                       8,539

Loan commitment fees--Note 2                                             5,491

Miscellaneous                                                           10,341

TOTAL EXPENSES                                                       5,026,253

INVESTMENT INCOME--NET                                               5,869,257
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Long transactions                                               (46,846,320)

  Short sale transactions                                               66,644

Net realized gain (loss) on financial futures                        5,780,782

NET REALIZED GAIN (LOSS)                                          (40,998,894)

Net unrealized appreciation (depreciation) on investments
  (including $280,049 net unrealized appreciation on financial futures)
                                                                   164,829,455

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             123,830,561

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               129,699,818

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2003           Year Ended
                                              (Unaudited)    December 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          5,869,257           10,742,487

Net realized gain (loss) on investments       (40,998,894)         (65,497,209)

Net unrealized appreciation (depreciation)
   on investments                             164,829,455         (344,284,090)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  129,699,818         (399,038,812)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (5,779,396)         (10,768,412)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  58,357,514          156,553,781

Dividends reinvested                            4,850,153            9,034,442

Cost of shares redeemed                      (113,558,779)        (302,322,518)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 (50,351,112)        (136,734,295)

TOTAL INCREASE (DECREASE) IN NET ASSETS        73,569,310         (546,541,519)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,316,896,961        1,863,438,480

END OF PERIOD                               1,390,466,271        1,316,896,961

Undistributed investment income--net            2,076,099            2,220,724
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     7,223,638           16,643,433

Shares issued for dividends reinvested            614,429            1,098,812

Shares redeemed                               (14,300,185)         (33,553,807)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (6,462,118)         (15,811,562)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                              Six Months Ended
                                 June 30, 2003                                               Year Ended December 31,
                                                           -------------------------------------------------------------------------
                                    (Unaudited)             2002            2001            2000             1999             1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                     7.72             9.99           11.20           13.28            11.52             9.93

Investment Operations:

Investment income--net                      .04(a)           .06(a)          .06(a)          .05(a)           .05(a)           .10

Net realized and unrealized
   gain (loss) on investments               .75            (2.27)          (1.19)          (1.92)            2.65             1.60

Total from Investment
   Operations                               .79            (2.21)          (1.13)          (1.87)            2.70             1.70

Distributions:

Dividends from
   investment income--net                  (.04)            (.06)           (.06)           (.05)            (.06)            (.11)

Dividends from net realized
   gain on investments                       --                --            --             (.11)            (.88)              --

Dividends in excess of
   net realized gain
   on investments                            --                --           (.02)           (.05)               --              --

Total Distributions                       (.04)            (.06)            (.08)           (.21)            (.94)            (.11)

Net asset value,
   end of period                          8.47             7.72             9.99           11.20            13.28            11.52
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                         10.20(b)        (22.15)          (10.07)         (14.27)           24.07            17.15
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL
   DATA (%):

Ratio of expenses
   to average net assets                   .38(b)           .76              .73             .71              .71              .73

Ratio of net investment
   income to average
   net assets                              .45(b)           .68              .63             .42              .43              .82

Portfolio Turnover Rate                  29.41(b)         49.46            60.55           79.41            58.61           109.61
------------------------------------------------------------------------------------------------------------------------------------

Net Assets,
   end of period
   ($ x 1,000)                        1,390,466       1,316,897        1,863,438       2,240,137        2,830,625        2,586,645

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

The Dreyfus Fund Incorporated (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as a diversified open-end management investment company. The fund's investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes

                                                                    The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $683 during the period ended June 30, 2003, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund may lend securities to qualified institutions. At originations, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $64,024,824 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $5,906,587 of the carryover expires in fiscal 2009 and $58,118,237 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2002 was as follows: ordinary income $10,768,412. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--BANK LINE OF CREDIT:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2003, the fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(a) Pursuant to a management agreement (the "Agreement") with the Manager, the management fee is payable monthly, based on the following annual percentages of the value of the fund's average daily net assets: .65 of 1% of the first $1.5 billion; .625 of 1% of the next $500 million; .60 of 1% of the next $500 million; and .55 of 1% over $2.5 billion.

The Agreement provides for an expense reimbursement from the Manager should the fund' s aggregate expenses, exclusive of taxes and brokerage commissions, exceed 1% of the value of the fund's average daily net assets for any full year. No expense reimbursement was required pursuant to the Agreement for the period ended June 30, 2003.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2003, the fund was charged $402,806 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2003, the fund was charged $37,913 pursuant to the custody agreement.

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Through December 31, 2002, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. Effective January 1, 2003, the number of funds in the Fund Group comprising the fund increased, and the annual fee was increased to $60,000 while the attendance fee was increased to $7,500 for each in-person meeting. These fees are allocated among the funds in the Fund

Group in proportion to each fund's relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--SECURITIES TRANSACTIONS:

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended June 30, 2003:

                                      Purchases ($)  Sales ($)
--------------------------------------------------------------------------------

Long transactions                       374,530,184          377,641,573

Short sale transactions                   7,400,040                   --

     TOTAL                              381,930,224          377,641,573

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. Securities sold short at June 30, 2003, and their related market values and proceeds are set forth in Statement of Securities Sold Short.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At June 30, 2003, there were no financial futures contracts outstanding.

At June 30, 2003, accumulated net unrealized appreciation on investments was $140,339,540, consisting of $190,645,470 gross unrealized appreciation and $50,305,930 gross unrealized depreciation.

At June 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES


                  FOR MORE INFORMATION


                        The Dreyfus Fund
                        Incorporated
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call
1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL
Send your request to info@dreyfus.com

ON THE INTERNET
Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  026SA0603

ITEM 2.     CODE OF ETHICS.

                    Not applicable.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

                    Not applicable.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                    Not applicable.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

                    Not applicable.

ITEM 6.     [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                    Not applicable.

ITEM 8.      [RESERVED]

ITEM 9.      CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal controls over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a)(1)      Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.


                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE DREYFUS FUND INCORPORATED

By:   /S/STEPHEN E. CANTER
      -----------------------
      Stephen E. Canter
      Chief Executive Officer

Date:  September 3, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/STEPHEN E. CANTER
      -----------------------
      Stephen E. Canter
      Chief Executive Officer

Date:  September 3, 2003

By:   /S/JAMES WINDELS
      -----------------------
      James Windels
      Chief Financial Officer

Date:  September 3, 2003


                                EXHIBIT INDEX

            (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

            (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)